Omnibus Incentive Compensation Plan	12 Months Ended
Dec. 31, 2015
Omnibus Incentive Compensation Plan [Abstract]
Omnibus Incentive Compensation Plan
 13. Omnibus Incentive Compensation Plan
a. Partnership's Omnibus Incentive Compensation Plan
On April 29, 2008, the board of directors approved the Partnership's Plan according to which the Partnership may issue a limited number of awards, not to exceed 500,000 units. The Plan was amended on July 22, 2010 increasing the aggregate number of restricted units issuable under the Plan to 800,000 which was then increased to 1,650,000 common units on August 21, 2014, at the annual general meeting of the Partnership's unit holders. The Plan is administered by the general partner as authorized by the board of directors. The persons eligible to receive awards under the Plan are officers, directors, and executive, managerial, administrative and professional employees of the Manager, or CMTC, or other eligible persons (collectively, “key persons”) as the general partner, in its sole discretion, shall select based upon such factors as it deems relevant. Members of the board of directors and officers of the general partner are considered to be employees of the Partnership (“Employees”) for the purposes of recognition of equity compensation expense, while employees of the Manager, CMTC and other eligible persons under the plan are not considered to be employees of the Partnership (“Non-Employees”). Awards may be made under the Plan in the form of incentive stock options, non-qualified stock options, stock appreciation rights, dividend equivalent rights, restricted stock, unrestricted stock, restricted stock units and performance shares.
On December 23, 2015 the Partnership awarded 240,000 and 610,000 unvested units to Employees and Non-Employees, respectively. Awards granted to certain Employees and Non Employees will vest in three equal annual installments. The remaining awards will vest on December 31, 2018. As of December 31, 2015 the unvested units did not accrue any distributions.
All unvested units are conditional upon the grantee's continued service as Employee and/or Non-Employee until the applicable vesting date.
The unvested units accrued distributions as declared and paid which are retained by the custodian of the Plan until the vesting date at which they were payable to the grantee. As unvested unit grantees accrued distributions on awards that are expected to vest, such distributions are charged to Partner's capital.
b. Crude's Equity Incentive Plan
On March 1, 2010 Crude adopted an equity incentive plan according to which Crude issued 399,400 shares out of 400,000 restricted shares that were authorized. Members of the board of directors were considered to be employees of Crude (“Employees”), while employees of Crude's affiliates and other eligible persons under this plan were not considered to be employees of Crude (“Non-Employees”). Awards granted to certain Employees vest in three equal annual installments. The remaining awards vested on August 31, 2013.

The following table contains details of our plan:

	Employee equity compensation		Non-Employee equity compensation
Unvested Units	Units	Grant-date fair value	Units	Award-date fair value
Unvested on January 1, 2015	—	$—	—	$—
Granted	240,000	1,325	610,000	3,367
Unvested on December 31, 2015	240,000	$1,325	610,000	$3,367

For the year ended December 31, 2015, 2014, and 2013 the equity compensation expense that has been charged in the consolidated statements of comprehensive income was $10, $0 and $1,216 for the Employee awards and $24, $0 and $2,312 for the Non-Employee awards, respectively. This expense has been included in general and administrative expenses in the consolidated statements of comprehensive income for each respective year.
As of December 31, 2015 the total compensation cost related to non vested awards is $4,658 and is expected to be recognized over a weighted average period of three years. The Partnership uses the straight-line method to recognize the cost of the awards.